                       American Republic Insurance Company
                  National Headquarters: Des Moines, Iowa 50334

                                                                  March 6, 1998

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

           Re:       American Republic Variable Annuity Account
                     File No. 811-4921
                     Rule 30b2-1 Filing

Commissioners:

           As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the "Act"), American Republic Variable Annuity Account, a unit investment trust registered under the Act recently mailed to its contract owners the annual report for the underlying management investment company, Mitchell Hutchins Series Trust. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act.

           Pursuant to Rule 30d-1 under the Act, on February 27, 1998, Mitchell Hutchins Series Trust filed its annual report with the Commission via EDGAR. To the extent necessary, that filing is incorporated herein by reference.

                                                   Sincerely,

                                                   /s/ Ronald P. Morden
                                                    Ronald P. Morden

cc: Kimberly J. Smith